UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: November 15, 2021
_____________________
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1.01 Entry into a Material Definitive Agreement.

Amended and Restated Master Repurchase Agreement with TIAA, FSB

On November 15, 2021, loanDepot.com, LLC, a Delaware limited liability company and an indirect majority-owned subsidiary of loanDepot, Inc. (the “Company”), as seller, entered into an Amended and Restated Master Repurchase Agreement (the “TIAA MRA”) with TIAA, FSB (“TIAA Bank”), formerly known as EverBank, as a buyer and as administrative agent (in such capacity, the “Administrative Agent”) for the Buyers, Signature Bank (“Signature Bank”), as a buyer (together with TIAA Bank, the “Buyers”) pursuant to which the Company may sell to the Buyers and later repurchase certain residential mortgage loans. The TIAA MRA and certain ancillary documents provide for uncommitted financing of $900 million. The expiration date of the TIAA MRA is November 14, 2022, unless extended or earlier terminated in accordance with the terms of the TIAA MRA. Borrowings under the TIAA MRA accrue interest at rates per annum calculated as the one-month LIBOR, or a successor rate, plus an applicable margin.

The TIAA MRA contains representations, warranties, covenants, conditions precedent to funding, events of default and indemnities that are customary for agreements of these types. Additionally, the TIAA MRA provides that the Company is required to cure any margin deficit at the request of the Administrative Agent. Should any event of default occur, the financing of mortgage loans under the TIAA MRA may be terminated and the repurchase of any residential mortgage loan sold under the TIAA MRA could be accelerated to be immediately due and payable at the repurchase price.

The foregoing description of the TIAA MRA does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the TIAA MRA, which is attached to this report as Exhibit 10.1.

GMSR 2017-VF1 VFN, 2021-SAVF1 VFN and 2021-PIAVF1 VFN

In August 2017, the Company entered into a participation agreement (the “Participation Agreement”) pursuant to which the Company, as initial participant, was issued participation certificates representing beneficial interests in excess spread and advance reimbursement amounts (the “Excess Spread PC”) relating to Ginnie Mae mortgage servicing rights (the “GNMA MSRs”) owned by the Company.

The Company entered into a master repurchase agreement (the “PC Repurchase Agreement”) with one of its wholly-owned subsidiaries, loanDepot GMSR Master Trust (“GMSR Trust”), in August 2017 to finance the GNMA MSRs pursuant to the terms of a base indenture (the “GNMA MSR Indenture”). The Company pledged the Excess Spread PC and the GNMA MSRs to the GMSR Trust. The Company is party to an acknowledgment agreement with Ginnie Mae whereby the GMSR Trust may, from time to time pursuant to the terms of any supplemental indenture, issue to institutional investors variable funding notes or one or more series of term notes, in each case secured by participation certificates relating to the GNMA MSRs held by the GMSR Trust.

In August 2017, the Company, through the GMSR Trust, issued a variable funding note (the “2017-VF1 VFN”) which was sold under a Master Repurchase Agreement (the “2017-VF1 Repurchase Agreement”) to Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as buyer, in the initial amount of $65.0 million. The maximum amount of the 2017-VF1 VFN is $150.0 million. The 2017-VF1 VFN is secured by GNMA MSRs and bears interest at 30-day LIBOR, or other alternative base rate such as SOFR, plus a margin per annum. On November 15, 2021, the Company entered into certain agreements to amend and restate certain terms of the 2017-VF1 VFN, including extending the maturity date to November 15, 2022. As of October 31, 2021, there was $15.0 million in 2017-VF1 VFN outstanding. Under this facility, the Company is required to satisfy certain financial covenants. As of October 31, 2021, the Company was in compliance with all such covenants.

On November 15, 2021, the Participation Agreement was amended and restated pursuant to which the Excess Spread PC was amended to reflect a participation interest in only the portfolio excess spread and entitle the holder to receive collections solely with respect to the portfolio excess spread, and the Company created a separate participation interest in the advance reimbursement amounts that entitle the holder to receive collections with respect to such advance reimbursement amounts (the “P&I Advance PC”), and a separate participation interest in the servicing advance reimbursement amounts that entitle the holder to receive collections with respect to such servicing advance reimbursement amounts (the “Servicing Advance PC”). On November 15, 2021, the PC Repurchase Agreement was amended and restated and pursuant thereto, the Servicing Advance PC and the P&I Advance PC, together with the Excess Spread PC were sold to the GMSR Trust. The GMSR MSR Indenture was also amended and restated for the purpose of adding the pledges of the new participation certificates and issuing two new series of variable funding notes. The Series 2021-PIAVF1 Note (“2021-PIAVF1 VFN”) was issued to the Company and is secured by principal and interest advance reimbursement amounts. The Series 2021-SAVF1 Note (“2021-SAVF1 VFN”) was issued to the Company and was sold under a Master Repurchase Agreement (the “2021-SAVF1 Repurchase
Agreement”) to CSCIB, as buyer, with a maximum amount of $150.0 million. The 2021-SAVF1 VFN is secured by servicing advance reimbursement amounts and bears interest at 30-day LIBOR, or other alternative base rate such as SOFR, plus a margin per annum.

Term Notes

In October 2018, the GMSR MSR Indenture was amended and restated for the purpose of issuing the Series 2018-GT1 Term Notes (“Term Notes”). The Term Notes accrue interest at 30-day LIBOR, or other alternative base rate such as SOFR, plus a margin per annum and mature in October 2023 or, if extended pursuant to the terms of the related indenture supplement, October 2025 (unless earlier redeemed in accordance with their terms). As of October 31, 2021, there was $200.0 million in Term Notes outstanding. Under this facility, the Company is required to satisfy certain financial covenants. As of October 31, 2021, the Company was in compliance with all such covenants.

The foregoing description of the GMSR MSR Program does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the principal program documents, which are attached to this report as Exhibits 10.2 through 10.9.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
10.1
Amended and Restated Master Repurchase Agreement, dated as of November 15, 2021, by and among TIAA, FSB, formerly known as EverBank, as administrative agent for the Buyers and as a buyer, Signature Bank, as a buyer, and loanDepot.com, LLC, as the seller.

10.2
Second Amended and Restated Master Repurchase Agreement dated as of November 15, 2021, by and among loanDepot GMSR Master Trust, as buyer, loanDepot.com, LLC, as seller, and consented to by Citibank, N.A., as indenture trustee, Credit Suisse First Boston Mortgage Capital LLC, as administrative agent and Credit Suisse AG, Cayman Islands Branch, as noteholder of the Outstanding VFNs.

10.3
Second Amended and Restated Base Indenture dated as of November 15, 2021, by and among loanDepot GMSR Master Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, loanDepot.com, LLC, as servicer and administrator, Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, and Pentalpha Surveillance LLC, as credit manager.

10.4
Amended and Restated Master Repurchase Agreement dated as of November 15, 2021, among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, Cayman Islands Branch, as buyer, and loanDepot.com, LLC, as seller, with respect to loanDepot GMSR Master Trust MSR Collateralized Notes, Series 2017-VF1.

10.5
Amended and Restated Series 2017-VF1 Indenture Supplement, dated as of November 15, 2021, to Second Amended and Restated Base Indenture, dated as of November 15, 2021, (see exhibit 10.3 hereof) MSR Collateralized Notes, Series 2017-VF1, by and among loanDepot GMSR Master Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, loanDepot.com, LLC, as servicer and administrator, Credit Suisse First Boston Mortgage Capital LLC, as administrative agent.

10.6
Series 2021-PIAVF1 Indenture Supplement, dated as of November 15, 2021, to the Second Amended and Restated Base Indenture, dated as of November 15, 2021, (see exhibit 10.3 hereof) MSR Collateralized Notes, Series 2021-PIAVF1, by and among loanDepot GMSR Master Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, loanDepot.com, LLC, as servicer and administrator, and Credit Suisse First Boston Mortgage Capital LLC, as administrative agent.

10.7
Series 2021-SAVF1 Indenture Supplement, dated as of November 15, 2021, to the Second Amended and Restated Base Indenture, dated as of November 15, 2021, (see exhibit 10.3 hereof) MSR Collateralized Notes, Series 2021-SAVVF1, by and among loanDepot GMSR Master Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, loanDepot.com, LLC, as servicer and administrator, and Credit Suisse First Boston Mortgage Capital LLC, as administrative agent.

10.8
Master Repurchase Agreement, dated as of November 15, 2021, by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, Cayman Islands Branch, as buyer, and loanDepot.com, LLC, as seller, with respect to loanDepot GMSR Master Trust MSR Collateralized Notes, Series 2021-SAVF1.

10.9	Second Amended and Restated GMSR Participation Agreement, dated as of November 15, 2021, by and between loanDepot.com, LLC, as the Company, and loanDepot.com, LLC, as the Initial Participant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2021

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	Chief Financial Officer